NOI By Market4

FLIGHT TO QUALITY SUN BELT MIGRATION

RECENT CORPORATE RELOCATIONS AND EXPANSIONS AUSTIN CHARLOTTE TAMPA PHOENIXATLANTA DALLAS

RENT GROWTH 4Q YEAR OVER YEAR1 NET ABSORPTION / TOTAL INVENTORY LAST 12 MONTHS2

IN-PLACE GROSS RENT PER SF1

ATLANTA AUSTIN

CHARLOTTE TAMPA PHOENIX

CLASS A ASKING RENT ($/SF)1

LEASE EXPIRATIONS BY YEAR1

QUARTERLY NOI2

INCREASE IN 2ND GENERATION CASH NET RENT1

NET DEBT/EBITDA1

Cousins



INVESTOR PRESENTATION

February 2021

COUSINS AT A GLANCE

Preeminent Sun Belt Office REIT

NOI By Market[4]



Charlotte
12%
Dallas/ Fort Worth
6%
Atlanta
35%
Phoenix
8%
Houston
4%
Austin
27%
Tampa
8%



20 MM SF[1]
portfolio
92.7%
leased[2]
2002
average year built
25%
of portfolio
less than 5 years old
1.5 MM SF[1]
development pipeline
77% Leased[3]



WHY COUSINS?

RESILIENT MARKET FUNDAMENTALS

PREMIER SUN BELT PORTFOLIO

COMPELLING GROWTH OPPORTUNITIES

SIMPLE STRONG BALANCE SHEET

RESILIENT MARKET FUNDAMENTALS

Cousins is Positioned at the Intersection of Two **Powerful** Long-Term Trends

SUN BELT MIGRATION

Top Migration Markets in 2020[1]

GAINERS

1. **Phoenix, AZ**
2. **Dallas, TX**
3. Orlando, FL
4. **Tampa, FL**
5. **Austin, TX**
6. Las Vegas, NV
7. **Atlanta, GA**
8. Greenville, SC
9. **Charlotte, NC**
10. Knoxville, TN

LOSERS

1. New York, NY
2. Los Angeles, CA
3. Chicago, IL
4. SF Bay Area, CA
5. Detroit, MI
6. Seattle, WA
7. Boston, MA
8. Miami, FL
9. Washington, DC
10. Baton Rouge, LA



FLIGHT TO QUALITY

Average Annual Demand Growth[2]


0.9%
0.2%
2009 - 2012
1.9%
0.5%
2013 - 2016
1.2%
0.0%
2017 - 2020
2.7%
0.4%
2021 - 2024 Forecast
4&5 Star Per CoStar
3 Star Per CoStar

RESILIENT MARKET FUNDAMENTALS

Corporate Relocations and Expansions **Target** Sun Belt Markets

AUSTIN

CHARLOTTE

TAMPA

ATLANTA

DALLAS

PHOENIX

RESILIENT MARKET FUNDAMENTALS

Durable Rent Growth and Absorption

RENT GROWTH 4Q YEAR OVER YEAR[1]


Cousins
Gateway Average
U.S. Average
-0.2%
-1.9%
-1.0%

NET ABSORPTION / TOTAL INVENTORY LAST 12 MONTHS[2]


Cousins
Gateway Average
U.S. Average
-0.1%
-1.2%
-0.5%

RESILIENT MARKET FUNDAMENTALS

Persistent In-Place Rent Growth

IN-PLACE GROSS RENT PER SF[1]


$41.00
$40.00
$39.00
$38.00
$37.00
$36.00
$35.00
$34.00
$36.41
11% INCREASE
$40.26
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets

Operating Asset | Development/Land Asset

ATLANTA


MIDTOWN

12%
Class A Market Share[1]

18%
Class A Market Share[1]


BUCKHEAD

AUSTIN


THE DOMAIN

38%
Class A Market Share[1]

18%
Class A Market Share[1]


CBD

PREMIER SUN BELT PORTFOLIO

Dominant Market Share in Highly-Amenitized Submarkets

Operating Asset | Development/Land Asset

CHARLOTTE


UPTOWN

12%
Class A Market Share[1]

24%
Class A Market Share[1]


SOUTH END

TAMPA


WESTSHORE

22%
Class A Market Share[1]

PHOENIX


TEMPE

16%
Class A Market Share[1]

PREMIER SUN BELT PORTFOLIO

Commands **Premium** Rents in Our Markets

CLASS A ASKING RENT ($/SF)[1]

ATLANTA



$33.98
$41.20
Total Market
Cousins

AUSTIN



$47.16
$60.08
Total Market
Cousins

CHARLOTTE



$35.27
$37.95
Total Market
Cousins

DALLAS



$32.41
$50.22
Total Market
Cousins

PHOENIX



$32.37
$44.63
Total Market
Cousins

TAMPA



$33.39
$38.94
Total Market
Cousins

PREMIER SUN BELT PORTFOLIO

Manageable Near-Term Lease Expirations

LEASE EXPIRATIONS BY YEAR[1]



30%
25%
20%
15%
10%
5%
0%
Average = 18.5%
15.6%
KRC
VNO
BXP
PGRE
CXP
DEA
CUZ
HIW
PDM
SLG
EQC
BDN
ESRT
OPI
HPP
OFC
FSP
CIO
DEI
2021
2022

COMPELLING GROWTH OPPORTUNITIES

$53MM of Annualized Development NOI by Year-End 2022

	CURRENT DEVELOPMENT PIPELINE					RECENT DELIVERY	
	PHOENIX	ATLANTA	AUSTIN	AUSTIN	ATLANTA	AUSTIN	
							
	100 MILL	10000 AVALON	300 COLORADO	DOMAIN 10	120 WEST TRINITY	DOMAIN 12	Total / Avg
RSF	287K	251K	358K	300K	353K	320K	1.9K
% Leased[1]	44%	75%	87%	98%	100%	100%	82%

QUARTERLY NOI[2]

$53MM Annualized



($MM)
10
5
0
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22
4Q22
Recent Delivery
Current Development Pipeline

COMPELLING GROWTH OPPORTUNITIES

Attractive Land Bank Supports **5.2MM SF**[1] of Additional New Development

ATLANTA



901 WEST PEACHTREE

MIDTOWN
455K SF



3354 PEACHTREE

BUCKHEAD
560K SF

AUSTIN



DOMAIN 9

DOMAIN
330K SF



DOMAIN CENTRAL

DOMAIN
800K SF



DOMAIN POINT 3

DOMAIN
600K SF

CHARLOTTE



SOUTH END STATION

SOUTH END
700K SF



303 TREMONT

SOUTH END
550K SF

DALLAS



LEGACY UNION TWO / THREE

LEGACY
600K SF



VICTORY CENTER

UPTOWN
460K SF

TAMPA



CORPORATE CENTER V

WESTSHORE
170K SF

COMPELLING GROWTH OPPORTUNITIES

Continue to **Roll-Up** Existing Leases Upon Expiration

INCREASE IN 2ND GENERATION CASH NET RENT[1]


25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Average = 9.9%
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20

SIMPLE STRONG BALANCE SHEET

Leverage **Significantly** Below Peers

NET DEBT/EBITDA[1]



14.0x
12.0x
10.0x
8.0x
6.0x
4.0x
2.0x
0.0x
Average = 7.0x
4.8x
SLG
PGRE
FSP
VNO
BXP
CXP
KRC
CIO
BDN
OFC
OPI
DEA
ESRT
PDM
ARE
HIW
CUZ

SIMPLE STRONG BALANCE SHEET

Substantial Liquidity and Access to Capital Markets


CASH
$4MM
$772 Million Liquidity[1]
REVOLVER
$768MM


ENCUMBERED
22%
Flexible Property Portfolio[2]
UNENCUMBERED
78%

MEET OUR EXECUTIVE TEAM

Stable, Experienced Leadership



M. Colin Connolly
President and Chief Executive Officer



Gregg D. Adzema
Executive Vice President and Chief Financial Officer

Richard Hickson
Executive Vice President, Operations



Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary





Kennedy Hicks
Executive Vice President, Investments and
Managing Director – Atlanta



John S. McColl
Executive Vice President, Development

Cousins


KPMG

APPENDIX

ATLANTA

Market Snapshot



8000 AVALON
NORTHPARK
MERIDIAN MARK
3350 PEACHTREE
3348 PEACHTREE
BUCKHEAD PLAZA
3344 PEACHTREE
TERMINUS
SPRING & 8TH
PROMENADE
1200 PEACHTREE
EMORY HOSPITAL MIDTOWN
75
285
85
20
marta



Submarket Concentration[2]
Buckhead 41%
Central Perimeter 19%
North Fulton 4%
Midtown 36%



Industry Concentration[4]
Transportation 4%
Technology 26%
Financial Services 18%
Other 10%
Professional Services 9%
Consumer Goods and Services 8%
Legal Services 7%
Real Estate 6%
Healthcare 6%
Insurance 6%



7.2MM
Total Square Feet[1]



91%
Leased[1]



$41.20
Average Asking Rent[3]

AUSTIN

Market Snapshot



RESEARCH PARK PLAZA V
DOMAIN 12
DOMAIN 11
DOMAIN 2
DOMAIN 3
DOMAIN POINT
DOMAIN 8
DOMAIN 4
DOMAIN 7
816 CONGRESS
COLORADO TOWER
ONE ELEVEN CONGRESS
SAN JACINTO CENTER
THE TERRACES
Colorado River
N Lamar Blvd
Congress Ave
W 9th St
E Cesar Chavez St
183
1
35
290



Submarket Concentration²
Domain 41%
Southwest 14%
Northwest 3%
CBD 42%



Industry Concentration⁴
Real Estate 3%
Healthcare 3%
Energy 6%
Financial Services 9%
Other 9%
Legal Services 16%
Professional Services 23%
Technology 31%



4.4MM
Total Square Feet¹



94%
Leased¹



$60.08
Average Asking Rent³

CHARLOTTE

Market Snapshot



77
277
29
74
N Graham St
W Trade St
W 5th St
S Graham St
S Church St
S Tryon St
E Stonewall St
S Caldwell St
S McDowell St
W Morehead St
FIFTH THIRD CENTER
ONE SOUTH AT THE PLAZA
NASCAR PLAZA
THE RAILYARD
DIMENSIONAL PLACE



Submarket Concentration[2]
Uptown 87%
South End 13%



Industry Concentration[4]
Professional Services 5%
Other 7%
Consumer Goods and Services 11%
Marketing 11%
Insurance 12%
Legal Services 16%
Financial Services 38%



2.6MM
Total Square Feet[1]



84%
Leased[1]



$37.95
Average Asking Rent[3]

DALLAS

Market Snapshot



LEGACY UNION
Dallas North Tollway
75
35E
635
5950 SHERRY LANE
635
Dallas North Tollway
75
35E
12
12
30
30



Submarket Concentration[2]
Legacy
69%
Preston Center
31%



Industry Concentration[4]
Professional Services
5%
Construction
6%
Other
9%
Government
10%
Financial Services
38%
Energy
32%



516K
Total Square Feet[1]



95%
Leased[1]



$50.22
Average Asking Rent[3]

PHOENIX

Market Snapshot



202
Salt River
W Rio Salado Pkwy
HAYDEN FERRY
E Rio Salado Pkwy
111 WEST RIO
TEMPE GATEWAY
W 3rd St
Ash Ave
N Mill Ave
E 5th St



Tempe
100%
Submarket Concentration[2]



Real Estate 4%
Marketing 5%
Consumer Goods and Services 7%
Other 8%
Insurance 8%
Financial Services 19%
Technology 26%
Professional Services 23%
Industry Concentration[4]



1.3MM
Total Square Feet[1]



94%
Leased[1]



$44.63
Average Asking Rent[3]

TAMPA

Market Snapshot



TAMPA INTERNATIONAL AIRPORT
HARBORVIEW PLAZA
THE POINTE
CORPORATE CENTER III
CORPORATE CENTER II
CORPORATE CENTER IV
CORPORATE CENTER I
60
589
92
275



Westshore
100%
Submarket Concentration[2]



Industry Concentration[4]
Healthcare
23%
Consumer Goods and Services
16%
Legal Services
13%
Technology
13%
Professional Services
12%
Financial Services
9%
Insurance
8%
Other
6%



1.7MM
Total Square Feet[1]



93%
Leased[1]



$38.94
Average Asking Rent[3]

DEFINITIONS OF NON-GAAP MEASURES

"NET OPERATING INCOME" ("NOI")
is used by industry analysts, investors and Company management to measure operating performance of the Company's properties. NOI, which is rental property revenues (excluding termination fees) less rental property operating expenses, excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property's performance. Depreciation, amortization, and impairment are also excluded from NOI for the reasons described under FFO above.

In this presentation, the Company is presenting incremental NOI associated with its development for future periods. These non-GAAP measures are forward looking and specific only to the development projects outlined in this presentation. The Company has not finalized projections of its NOI for other projects in its portfolio and has not prepared consolidated projections for NOI or net income (the most comparable GAAP measure to NOI) for any period beyond 2020. Therefore, the Company has not presented a reconciliation of this incremental NOI to net income or any other GAAP financial measure. Such information is not available and would require unreasonable effort to produce in the context of this presentation.

ENDNOTES

Page 2 - Cousins at a Glance

1. As of 31-Dec-2020 filings.
2. Represents same property leased percentage as of 31-Dec-2020 filings.
3. Represents office leased percentage as of 31-Dec-2020.
4. Represents Cousins' pro-rata share of forth quarter NOI per 31-Dec-2020 filings.

Page 4- Resilient Market Fundamentals

1. Source: RedFin.com. Data represents estimated net inflows and outflows per Redfin and US Census Bureau data.
2. Source: CoStar data as of 31-Dec-2020.

Page 6 - Resilient Market Fundamentals

1. Source: CoStar for year-over-year 4 & 5 star office rent growth data as of 31-Dec-2020.
2. Source: CoStar for year-over-year net absorption data and total office inventory as of 31-Dec-2020.

Page 7 - Resilient Market Fundamentals

1. Represents Cousins' in-place gross rents per quarterly filings.

Pages 8 & 9 - Premier Sun Belt Portfolio

1. Source: CoStar. Based on 100% of building square footage as of 31-Dec-2020. Does not include 100% owner-occupied buildings or development/land assets.

Page 10 - Premier Sun Belt Portfolio

1. Source: CoStar. Represents weighted average gross rental rates of 4 & 5 star properties as of 31-Dec-2020; where net rents are quoted, estimated operating expenses are added to achieve gross rents.

Page 11 - Premier Sun Belt Portfolio

1. Full year lease expirations represent reported total portfolio percent of rent when available, otherwise percent of square footage as reported in companies' most recent quarterly filings as of 31-Dec-2020. Includes members of the SNL US REIT Office Index. Excludes KBRS and CMCT who do not publish a quarterly supplement.

Page 12 - Compelling Growth Opportunities

1. Represents office leased percentage as of 31-Dec-2020.
2. Represents actual share of Cousins' NOI through 4Q20 and Cousins' share of estimated NOI based on executed leases and other currently forecasted leasing for 1Q21 and beyond. See definition of NOI on page 24.

Page 13 - Compelling Growth Opportunities

1. Represents estimated developable SF, excluding redevelopment.

Page 14 - Compelling Growth Opportunities

1. Increase in second generation net rent on a cash basis per Cousins' quarterly filings.

Page 15 - Simple Strong Balance Sheet

1. Represents total debt, including company's share of unconsolidated debt, net of cash divided by quarterly Annualized Adjusted EBITDAre as reported in companies' most recent quarterly filings as of 31-Dec-2020. Includes members of the SNL US REIT Office Index. Excludes KBRS, CMCT, and DEI who either do not publish a quarterly supplement or report quarterly EBITDA and EQC who has negative net debt/EBITDA.

Page 16 - Simple Strong Balance Sheet

1. Represents Cousins' cash as of 31-Dec-2020 plus availability under Cousins' Credit Facility as of 31-Dec-2020.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Dec-2020.

Appendix - Market Snapshots

1. Represents portfolio statistics of Company at 100% as reported in Cousins' 31-Dec-2020 filings. Excludes projects under construction.
2. Calculation is based on pro rata share of NOI of Cousins assets for the quarter ended 31-Dec-2020.
3. Source: CoStar. Represents most recent weighted average gross rental rates of Cousins' properties; where net rents are quoted, operating expenses are added to achieve gross rents.
4. Based on 4Q 2020 revenues. Management uses SIC codes when available along with judgement to determine tenant industry classification.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Certain matters contained in this report are "forward-looking statements" within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2020. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future debt financings; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities, including fee development opportunities; future issuances and repurchases of common stock, limited partnership units, or preferred stock; future distributions; projected capital expenditures; market and industry trends; entry into new markets or changes in existing market concentrations; future changes in interest rates; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future – including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the ability to refinance or repay indebtedness as it matures; the failure of purchase, sale, or other contracts to ultimately close; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; the potential dilutive effect of common stock or operating partnership unit issuances; the availability of buyers and pricing with respect to the disposition of assets; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate (including supply and demand changes), particularly in Atlanta, Austin, Charlotte, Phoenix, Tampa, and Dallas where we have high concentrations of our lease revenues, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third-party response to such a crisis, which may affect our key personnel, our tenants, and the costs of operating our assets; the impact of social distancing, shelter-in-place, border closings, travel restrictions, remote work requirements, and similar governmental and private measures taken to combat the spread of a public health crisis on our operations and our tenants; sociopolitical unrest such as political instability, civil unrest, armed hostilities, or political activism which may result in a disruption of day-to-day building operations; changes to our strategy with regard to land and other non-core holdings that may require impairment to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to commence or complete tenant improvements on schedule or to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of employees working remotely; any adverse change in the financial condition of one or more of our tenants; volatility in interest rates and insurance rates; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; the financial condition and liquidity of, or disputes with, joint venture partners; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words "believes," "expects," "anticipates," "estimates," "plans," "may," "intend," "will," or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws.

Cousins



Gregg Adzema
Executive Vice President and Chief Financial Officer
gadzema@cousins.com
404.407.1116

Roni Imbeaux
Vice President, Finance and Investor Relations
rimbeaux@cousins.com
404.407.1104

cousins.com
3344 Peachtree Road NE
Suite 1800
Atlanta, GA 30326